PAYDEN FUNDS

Supplement Dated March 20, 2013 to Prospectus dated February 28, 2013

Payden Global Equity Fund

On March 19, 2013, the Board of Trustees of The Payden & Rygel Investment Group authorized the closure and liquidation of the Payden Global Equity Fund. The Fund will close on April 26, 2013.